UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2004

BEAR ISLAND PAPER COMPANY, L.L.C.

(Exact name of registrant as specified in its charter)

Virginia	333-42201	06-0980835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10026 Old Ridge Road, Ashland, VA	23005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 227-3394

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2004, Bear Island Paper Company L.L.C. announced its financial position and results of operations as of and for the third quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Registrant’s Press Release, dated November 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR ISLAND PAPER COMPANY, L.L.C.

Dated: November 5, 2004
	By:	/s/ Peter M. Brant
	Name:	Peter M. Brant
	Title:	Chairman of the Board of Directors
and Chief Executive Officer of the Company

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant’s Press Release dated November 5, 2004.